UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Neuberger Berman High Yield Strategies Fund Inc.
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Neuberger Berman High Yield Strategies Fund Inc.
_________________________
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on [  ], 2020
_________________________
[  ], 2020
Dear Stockholder:
NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the “Meeting”) of Neuberger Berman High Yield Strategies Fund Inc. (NYSE American: NHS) (the “Fund”) will be held on [  ], 2020, at [ ]:[ ] [a.m./p.m.] Eastern time, at the offices of Neuberger Berman Investment Advisers LLC (“NBIA”), 1290 Avenue of the Americas, New York, New York 10104.
THIS MEETING IS VERY IMPORTANT because a hedge fund managed by Saba Capital Management, L.P. (“Saba”), a closed-end fund arbitrageur, has announced its intention to seek election of seven new nominees to the Board of Directors of the Fund (the “Board”) at the Meeting.
Saba has also submitted a self-serving proposal which seeks to amend the Fund’s bylaws to make it easier for Saba to gain control of the Board and advance its own agenda, to the detriment of the Fund and its stockholders.
TO PROTECT YOUR FUND AND YOUR INVESTMENT, we are asking you to vote “FOR” your Fund’s nominees, each of whom is a current Director of the Fund (Proposals 1 and 2), and “AGAINST” the stockholder proposal submitted by Saba (Proposal 3).
At the Meeting, common stockholders and preferred stockholders of the Fund will be asked to consider and act upon the following:
(1)
The election of four Class III Directors, which include Martha C. Goss, James G. Stavridis, Candace L. Straight, and Joseph V. Amato, to be elected by the holders of common stock and the holders of preferred stock, voting together as a single class, such Directors to serve until the annual meeting of stockholders in 2023, or until their successors are elected and qualified (“Proposal 1”); and

(2)
The election of three Class II Directors, which include Michael J. Cosgrove, Deborah C. McLean and Tom D. Seip, to be elected by the holders of common stock and the holders of preferred stock, voting together as a single class, such Directors to serve until the annual meeting of stockholders in 2022, or until their successors are elected and qualified (“Proposal 2”); and

The proposal submitted by Saba Capital Master Fund, Ltd. (“Saba Hedge Fund”), the hedge fund managed by Saba1
(3)
[If properly presented at the Meeting, to vote on Saba’s non-binding proposal requesting that the Board of the Fund amend the Fund’s bylaws to provide that in a contested director election, a majority of the votes cast in the election of directors shall be required to elect a director (“Proposal 3”)][2]; and

To consider and act upon any other business that may properly come before the Meeting or any adjournments or postponements thereof.
In addition to submitting Proposal 3, as outlined above, Saba has informed the Fund that it intends to submit an additional stockholder proposal at the Meeting.  For additional information regarding this proposal, please see the Section titled “Voting Information,” below.

We currently plan to hold the Meeting at the offices of NBIA, 1290 Avenue of the Americas, New York, NY 10104. However, as part of our precautions regarding the novel coronavirus (“COVID-19”), we are sensitive to the public health and travel concerns that our stockholders may have, as well as any restrictions and/or protocols that federal, state, and local governments may impose. Accordingly, in order to maintain a safe and healthy environment at the Meeting, the Fund and the Board are closely monitoring the advice and guidance of public health officials. The Board reserves the right to reconsider the date, time, and/or means of convening the Meeting. Subject to any restrictions imposed by applicable law, the Board may choose to conduct the Meeting as currently scheduled, hold the Meeting solely by means of remote communications, or hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications. If the Board chooses to change the date, time, and/or means of convening the Meeting, including holding the Meeting by means of remote communications, the Fund will announce the decision to do so in advance, and details on how to participate will be set forth in a press release issued by the Fund, filed with the Securities and Exchange Commission (the “SEC”) as additional proxy material, and/or posted on our website: www.nb.com. We encourage you to check the website prior to the meeting if you plan to attend. Attendees are also encouraged to review guidance from public health authorities on this issue.

You are entitled to vote at the Meeting and any adjournments or postponements thereof if you owned Fund shares at the close of business on [  ], 2020 (“Record Date”).  The Fund will admit to the Meeting: (1) all stockholders of record of the Fund as of the Record Date; (2) persons holding proof of beneficial ownership thereof at the Record Date, such as a letter or account statement from a broker; (3) persons who have been granted valid proxies; and (4) such other persons that the Fund, in its sole discretion, may elect to admit. All persons wishing to be

1 Saba Hedge Fund and Saba Capital Management, L.P. and certain entities it manages, are hereinafter collectively referred to as “Saba.”
2 The Fund has submitted a letter to the Staff of the Division of Investment Management of the Securities and Exchange Commission (the “Staff”), requesting that the Staff will not recommend enforcement action if the Fund excludes Saba’s stockholder proposal from its proxy materials pursuant to Rule 14a-8(i)(3) of the Securities Exchange Act of 1934, as amended, on the basis that the stockholder proposal contains material misstatements of law and/or misinterpretations and misapplications of law and facts.

admitted to the Meeting must present photo identification.  If you plan to attend the Meeting, please call 877-461-1899.
If you attend the Meeting, you may vote your shares in person.  If you do not expect to attend the Meeting, please review the enclosed materials and follow the instructions that appear on the enclosed WHITE proxy card. If you have any questions about the proposals or the voting instructions, please call 877-461-1899. The appointed proxies will vote in their discretion on any other business, including any vote on adjournments, as may properly come before the Meeting or any adjournments or postponements thereof.  Any proposal submitted to a vote at the Meeting by anyone other than the officers or directors of the Fund may be voted on only in person or by written proxy.
PLEASE DO NOT SEND BACK ANY GOLD PROXY CARD OR ANY OTHER PROXY CARD YOU MAY RECEIVE FROM SABA, EVEN TO WITHHOLD VOTES ON SABA’S NOMINEES, AS THIS MAY CANCEL YOUR PRIOR VOTE FOR YOUR FUND'S NOMINEES.  IF YOU HAVE ALREADY RETURNED A PROXY CARD TO SABA, YOU CAN STILL SUPPORT YOUR BOARD AND THE FUND BY RETURNING THE ENCLOSED WHITE PROXY CARD.  ONLY YOUR LATEST DATED PROXY CARD WILL COUNT.
Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be    voted.  If no instructions are specified on a white proxy card, shares will be voted “FOR” the election of each nominee for Director, as outlined in Proposals 1 and 2, “AGAINST” the stockholder proposal contained in Proposal 3, and “FOR,” “ABSTAIN,” or “AGAINST” any other matters, including any vote on adjournments, acted upon at the Meeting in the discretion of the persons named as proxies.
Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on [  ], 2020: This Notice and the Proxy Statement are available on the Internet at https://vote.proxyonline.com.
By order of the Board,

Claudia A. Brandon
Secretary of the Fund

____________________________
The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this document are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. © 2020 Neuberger Berman Investment Advisers LLC. All rights reserved.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears on the proxy card.

2. Joint Accounts: Any party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.
3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:
Registration	Valid Signature
Corporate Accounts
(1) ABC Corp...........................................
(2) ABC Corp...........................................
(3) ABC Corp.
 c/o John Doe, Treasurer.......................
(4) ABC Corp. Profit Sharing Plan...........
ABC Corp. John Doe, Treasurer John Doe John Doe, Director
Trust Accounts (1) ABC Trust .......................................... (2) Jane B. Doe, Director u/t/d 12/28/78....	Jane B. Doe, Director Jane B. Doe
Custodian or Estate Accounts (1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA ................... (2) John B. Smith ....................................	John B. Smith John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
SHARES OF STOCK YOU OWN.
PLEASE VOTE PROMPTLY.

You may receive more than one proxy card depending on how you hold shares of the Fund.  Please fill out and return each WHITE proxy card.
Stockholders are invited to attend the Meeting in person.  Any stockholder who does not expect to attend the Meeting is urged to review the enclosed materials and follow the instructions that appear on the enclosed proxy card(s), which includes instructions for voting by telephone and by internet.
To avoid the additional expense to the Fund of further solicitation, we ask your cooperation in voting your proxy promptly, no matter how large or small your holdings may be. Returning Saba’s gold proxy card, or any other proxy card you receive from Saba, will revoke any WHITE proxy card previously returned to the Fund, even if you withhold votes on Saba’s nominees and vote against the Stockholder Proposal on the gold proxy card. Therefore, PLEASE DISCARD ANY GOLD PROXY CARD, OR ANY OTHER PROXY CARD YOU RECEIVE FROM SABA AND PLEASE VOTE USING ONLY THE ENCLOSED WHITE PROXY CARD.

Neuberger Berman High Yield Strategies Fund Inc.
1290 Avenue of the Americas
 New York, New York 10104
877-461-1899
___________________________

PROXY STATEMENT
___________________________
For the Annual Meeting of Stockholders
to be held on [  ], 2020
INTRODUCTION
This Proxy Statement is furnished to the stockholders of Neuberger Berman High Yield Strategies Fund Inc. (NYSE American: NHS) (the “Fund”) by the Board of Directors of the Fund (the “Board”) in connection with the solicitation of stockholder votes by proxy to be voted at the Annual Meeting of Stockholders (the “Meeting”), or any adjournments or postponements thereof, to be held on [  ], 2020, at [ ]:[ ] [a.m./p.m.] Eastern time at the offices of Neuberger Berman Investment Advisers LLC (“NBIA”), 1290 Avenue of the Americas, New York, New York 10104. It is expected that the Notice of Annual Meeting, this Proxy Statement and form of proxy will be mailed to stockholders on or about [  ], 2020.
THIS MEETING IS VERY IMPORTANT because a hedge fund managed by Saba Capital Management, L.P. (“Saba”), a closed-end fund arbitrageur, has announced its intention to elect seven new nominees to the Board of Directors of the Fund (the “Board”) at the Meeting.
Saba has also submitted a self-serving proposal, which seeks to amend the Fund’s Bylaws to make it easier for Saba to gain control of the Board and advance its own agenda, to the detriment of the Fund and its stockholders.
TO PROTECT YOUR FUND AND YOUR INVESTMENT, we are asking you to vote “FOR” your Fund’s nominees, each of whom is a current Director of the Fund (Proposals 1 and 2), and “AGAINST” the stockholder proposal submitted by Saba (Proposal 3).
At the Meeting, common stockholders and preferred stockholders of the Fund will be asked to consider and act upon the following:
(1)
The election of four Class III Directors, which include Martha C. Goss, James G. Stavridis, Candace L. Straight, and Joseph V. Amato, to be elected by the holders of common stock and the holders of preferred stock, voting together as a single class, such Directors to serve until the annual meeting of stockholders in 2023, or until their successors are elected and qualified (“Proposal 1”); and

(2)
The election of three Class II Directors, which include Michael J. Cosgrove, Deborah C. McLean and Tom D. Seip, to be elected by the holders of common stock and the holders of preferred stock, voting together as a single class, such Directors to serve until the annual meeting of stockholders in 2022, or until their successors are elected and qualified (“Proposal 2”);

The proposal submitted by Saba3
(3)
[If properly presented at the Meeting, to vote on Saba’s non-binding proposal requesting that the Board of the Fund amend the Fund’s bylaws to provide that in a contested director election, a majority of the votes cast in the election of directors shall be required to elect a director (“Proposal 3”)][4]; and

To consider and act upon any other business that may properly come before the Meeting or any adjournments or postponements thereof.
In addition to submitting Proposal 3, as outlined above, Saba has informed the Fund that it intends to submit an additional stockholder proposal at the Meeting.  If properly presented at the Meeting, stockholders of the Fund may be asked to vote on Saba’s proposal that the Fund terminate the investment management agreement between the Fund and NBIA.  While you may receive solicitation materials from Saba regarding this additional proposal, the proposal is not included in the Fund’s Proxy Statement or the enclosed proxy card and the Fund is not soliciting your proxy to vote for or against this proposal.  The Board does not recommend voting in favor of this proposal on Saba’s gold card, or any other proxy card you receive from Saba.  For additional information regarding this proposal, including the vote requirement, please see the Section titled “Voting Information”, below.

We currently plan to hold the Meeting at the offices of NBIA, 1290 Avenue of the Americas, New York, NY 10104. However, as part of our precautions regarding the novel coronavirus (“COVID-19”), we are sensitive to the public health and travel concerns that our stockholders may have, as well as any restrictions and/or protocols that federal, state, and local governments may impose. Accordingly, in order to maintain a safe and healthy environment at the Meeting, the Fund and the Board are closely monitoring the advice and guidance of public health officials. The Board reserves the right to reconsider the date, time, and/or means of convening the Meeting. Subject to any restrictions imposed by applicable law, the Board may choose to conduct the Meeting as currently scheduled, hold the Meeting solely by means of remote communications, or hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications. If the Board chooses to change the date, time, and/or means of convening the Meeting, including holding the Meeting by means of remote communications, the Fund will announce the decision to do so in advance, and details on how to participate will be set forth in a press release issued by the Fund, filed with the Securities and Exchange Commission

3 Saba Hedge Fund and Saba Capital Management and certain entities it manages, are hereinafter collectively referred to as “Saba.”
4 The Fund has submitted a letter to the Staff of the Division of Investment Management of the Securities and Exchange Commission (the “Staff”), requesting that the Staff will not recommend enforcement action if the Fund excludes Saba’s stockholder proposal from its proxy materials pursuant to Rule 14a-8(i)(3) of the Securities Exchange Act of 1934, as amended, on the basis that the stockholder proposal contains material misstatements of law and/or misinterpretations and misapplications of law and facts.

(the “SEC”) as additional proxy material, and/or posted on our website: www.nb.com. We encourage you to check the website prior to the meeting if you plan to attend. Attendees are also encouraged to review guidance from public health authorities on this issue.

Stockholders of record or beneficial owners as of the record date of the Fund may obtain a free copy of the annual report for the fiscal year ended October 31, 2019, which includes audited financial statements for the Fund, and the semi-annual report for the period ended April 30, 2020, by writing to Neuberger Berman Investment Advisers LLC at 1290 Avenue of the Americas, New York, New York 10104, Attn: Shareholder Services, by calling toll free 877-461-1899 or accessing the internet at www.nb.com.

Stockholders may send communications that they would like to direct to the Board of Directors or to an individual Director of the Fund to the attention of the Chief Compliance Officer (“CCO”) of the Fund, or to Claudia A. Brandon, Secretary of the Fund, Neuberger Berman High Yield Strategies Fund Inc., 1290 Avenue of the Americas, New York, New York 10104. The Board has directed the CCO and Ms. Brandon to send such communications to the chairpersons of the Fund’s Ethics and Compliance Committee and Closed-end Funds Committee. Nominee recommendations and stockholder proposals should be directed to the attention of Claudia A. Brandon, Secretary of the Fund, Neuberger Berman High Yield Strategies Fund Inc., 1290 Avenue of the Americas, New York, New York 10104 as described in this Proxy Statement under “Proposals 1 and 2: Election of Class II and Class III Directors—Information Regarding The Fund’s Process for Nominating Director Candidates” and “General Information—Stockholder Proposals.”
PROPOSALS 1 AND 2: ELECTION OF CLASS II AND CLASS III DIRECTORS
The Board is divided into three classes (Class I, Class II and Class III). The terms of office of Class I, Class II and Class III Directors will expire at the annual meeting of stockholders held in 2021, 2022, and 2020, respectively, and at each third annual meeting of stockholders thereafter.  Each Director shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.  The classification of the Fund’s Directors helps to promote the continuity and stability of the Fund’s operations and policies because the majority of the Directors at any given time will have prior experience as Directors of the Fund.  The Fund has implemented a retirement policy.
Preferred stockholders are entitled, as a class, to the exclusion of the holders of all other classes of stock of the Fund, to elect two Directors of the Fund (regardless of the total number of Directors serving on the Board). Those Directors are Class I and Class II Directors and are up for election in 2021 and 2022, respectively. None of these Directors is a nominee to be considered at the Meeting.
The term of each current Class III Director expires at the Meeting, but each expressed his or her willingness to serve another full term as Director of the Fund if nominated by the Board.
At the Fund’s annual meeting of stockholders held on October 3, 2019, all stockholders of the Fund were asked to vote on the election of three Class II Directors to serve until the annual meeting of stockholders in 2022, or until their successors are duly elected and qualified.  The Board nominated the incumbent Class II Directors, Michael J. Cosgrove, Deborah C. McLean and Tom D. Seip, and Saba submitted three nominees to serve as Class II Directors.  At the Fund’s 2019 meeting, neither the Board’s incumbent nominees nor the nominees submitted by Saba received the votes of the majority of the outstanding shares entitled to be voted thereon, which is required to be elected as Class II Directors pursuant to the Fund’s Bylaws.  As a result, each incumbent Class II Director, Michael J. Cosgrove, Deborah C. McLean and Tom D. Seip, has held and will continue to  hold office until his or her successor is duly elected and qualified.  While the Fund is not obligated under either its Bylaws or the Maryland General Corporation Law (“MGCL”) to hold an election for these three Class II Directors until its annual meeting of stockholders in 2022, the Board has nonetheless determined to do so at this Meeting and to nominate the incumbent Class II Directors.  The term of each current Class II Director continues until his or her successor is duly elected and qualified and each incumbent Class II Director expressed his or her willingness to serve another full term as Director of the Fund if nominated by the Board.
Information regarding both the incumbent Class II and Class III Director nominees immediately follows in the Section below.
The Fund’s Governance and Nominating Committee carefully reviewed the qualifications, experience and background of each incumbent Class II and Class III Director and each of the Saba nominees. Based upon that review and consideration, the Committee determined that nominating the incumbent Class II and Class III Directors for election would be in the best interests of the Fund and the Fund’s stockholders.
The Board received the recommendations of the Governance and Nominating Committee.  After discussion and consideration of, among other things, the backgrounds of the incumbent Class II and Class III Directors, the Board voted to nominate Martha C. Goss, James G. Stavridis, Candace L. Straight, and Joseph V. Amato for election as Class III Directors with terms expiring in 2023, and voted to nominate Michael J. Cosgrove, Deborah C. McLean and Tom D. Seip for election as Class II Directors with terms expiring in 2022.  The Board considered that each incumbent Director serves on the Boards of Directors for five other closed-end funds and a family of open-end funds, all part of the Neuberger Berman Fund Complex, and has substantial experience protecting fund investors’ interests. As part of their service on the closed-end funds’ boards, they regularly evaluate issues unique to closed-end funds, including the discount that closed-end funds’ market price may trade relative to their net asset value per share (“NAV”).  They have taken a variety of actions designed to enhance investor value and increase the funds’ competitiveness in the secondary market, which may narrow the discount between a fund’s market price and its NAV per share.  Those actions have included: (i) managing the funds’ distribution rates and making changes in distribution rates, when necessary; (ii) approving certain other discount mitigation measures, such as tender option programs where a fund would conduct a tender offer if its market price traded at a certain discount level compared to its NAV; (iii) approval of fund mergers; (iv) actively managing fund leverage structures in order to best position the fund to maintain its levered exposure at a reasonable cost; and (v) making changes to funds’ investment strategies when they believe a different strategy would enhance investor return potential without undue risk.
            The Board believes that the incumbents are well suited for service on the Board due to their familiarity with the Fund as a result of their prior service as Directors, their knowledge of the financial services sector, and their substantial experience in serving as directors or trustees, officers, or advisers of public companies and business organizations, including other investment companies.  None of the Directors are related to any other Director.
Properly executed proxy cards will be voted as instructed by stockholders.  In the absence of such instruction, however, it is the intention of the persons named on the enclosed proxy card(s) to vote in favor of the election of each nominee named in this Proxy Statement.  Each nominee has consented to be named in this Proxy Statement and to serve as a Director if elected. The Board has no reason to believe that any nominee will become unavailable for election as a Director, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board may recommend.
FUND PERFORMANCE
Under the incumbent Board’s leadership, the Fund has enjoyed strong performance over various periods of time compared to the Fund’s peer funds as represented by its Morningstar category, the U.S. Closed-end High Yield Fund Category (“Morningstar Category”).  Specifically, the Fund has outperformed the Morningstar Category average total return, based on both market price and NAV, for the rolling 1, 3, 5 and 10-year periods, which represents 193, 168, 145 and 85 periods measured, respectively, since the Fund’s inception through the most recent calendar month-end, July 31, 2020.  Further, based on the Fund’s market and NAV returns through July 31, 2020, it had ranked in the first or second quartile for the majority of the periods measured.  Specifically, over the 10-year rolling period, based on market returns, the Fund was ranked in the first or second quartile of the Morningstar Category for 95% of the time and, based on NAV returns, was ranked in the first or second quartile of the Morningstar Category 89% of the time.

Total Return (%) Based on Market Price – As of July 31, 2020

	1 Year	3 Year	5 Year	10 Year
NHS	4.67%	5.89%	8.56%	6.62%
Morningstar Category Average	-4.33%	1.55%	5.70%	5.87%
NHS Excess Return	9.00%	4.33%	2.85%	0.74%

Total Return (%) Based on Net Asset Value – As of July 31, 2020

	1 Year	3 Year	5 Year	10 Year
NHS	2.67%	3.43%	5.36%	7.20%
Morningstar Category Average	-1.22%	2.60%	4.40%	6.32%
NHS Excess Return	3.89%	0.83%	0.96%	0.88%

Average Total Return Since Inception5

Based on Market Price

14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
3.01%
1.34%
2.00%
1.87%
1Year Rolling Average
3 Year Rolling Average
5 Year Rolling Average
10 Year Rolling Average
NHS
Morningstar U.S. Closed-end High Yield Funds

Based on Net Asset Value

10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2.78%
3.04%
3.44%
3.35%
1Year Rolling Average
3 Year Rolling Average
5 Year Rolling Average
10 Year Rolling Average
NHS
Morningstar U.S. Closed-end High Yield Funds

5 Represents average total return based on month-end returns for each 1, 3, 5 and 10 year period as of each month end since the Fund’s inception on July 28, 2003 through July 31, 2020.

The following tables set forth certain information regarding each Director of the Fund.
INFORMATION REGARDING CLASS II AND CLASS III NOMINEES FOR ELECTION
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
Class II
Independent Directors/Nominees
Michael J. Cosgrove (1949)	Director since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	46
Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; formerly, Director, Fordham University, 2001 to 2018; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014; formerly, Member of Board of Governors, Investment Company Institute.

Deborah C. McLean (1954)	Director since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	46
Board member, Norwalk Community College Foundation, since 2014; Dean’s Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

Tom D. Seip (1950)	Director since 2006; Chairman of	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016;	46	Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
	the Board since 2008; Lead Independent Director from 2006 to 2008	formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.		Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.
Class III
Independent Directors/Nominees

Martha C. Goss (1949)	Director since 2007
President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.
46
Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women’s Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

James G. Stavridis (1955)	Director since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy,	46	Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
		1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.		2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.
Candace L. Straight (1947)	Director since 2006	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	46
Director, ERA Coalition (not-for-profit), since January 2019; Director, Rebelle Media (a privately held TV and film production company), since 2018; formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
Director who is an “Interested Person”
Joseph V. Amato* (1962)	Chief Executive Officer, President since 2018; Director since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), Neuberger Berman since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.
46
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

INFORMATION REGARDING DIRECTORS WHOSE CURRENT TERMS CONTINUE
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
Class I
Independent Directors
Marc Gary (1952)	Director since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to	46	Trustee, Jewish Theological Seminary, since 2015; Director, Legality, Inc. (privately held for-profit company), since 2012; Director, Lawyers Committee for

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen	Other Directorships Held Outside Fund Complex(3)
		2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.		Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.
Michael M. Knetter (1960)	Director since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	46
Director, 1 William Street Credit Income Fund, since 2018; Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Peter P. Trapp (1944)	Director since 2006	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	46	None.
Class II
Independent Directors
George W. Morriss (1947)	Director since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since 2012; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank, Connecticut (a financial services company), 1991 to 2001.	46
Director, 1 William Street Credit Income Fund, since 2018; Director and Chair, Thrivent Church Loan and Income Fund, since 2018; formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

(1)            The business address of each listed person is 1290 Avenue of the Americas, New York, New York 10104.
(2)
The Board shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II and Class III. The terms of office of Class I, Class II and Class III Directors shall expire at the annual meeting of stockholders held in 2021, 2022 and 2020, respectively, and at each third annual meeting of stockholders thereafter.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.
*
Indicates a Director who is an “interested person” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). Mr. Amato is an interested person of the Fund by virtue of the fact that he is an officer of NBIA and/or its affiliates.

Additional Information About Directors

In nominating each candidate to serve, the Board was generally aware of each Director’s skills, experience, judgment, integrity, analytical ability, intelligence, common sense, previous profit and not-for-profit board membership and, for each Director who is not an “interested person” within the meaning of the 1940 Act (“Independent Director”), his or her demonstrated willingness to take an independent and questioning stance toward management.  For candidates to serve as Independent Directors, independence from the Fund’s investment manager, its affiliates and other principal service providers is critical.  Each Director also has considerable familiarity with the Fund, its investment manager and administrator, and its operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors and as a result of his or her substantial prior service as a Director of the Fund.  No particular qualification, experience or background establishes the basis for any Fund Director’s position on the Board and the Governance and Nominating Committee and individual Board members may have attributed different weights to the various factors.
In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Director, the following provides further information about the qualifications and experience of each Director.
Independent Directors

Michael J. Cosgrove:  Mr. Cosgrove is President of an asset management consulting firm.  He has experience as President, Chief Executive Officer, and Chief Financial Officer of the asset management division of a major multinational corporation. He also has experience as a President of institutional sales and marketing for the asset management division of the same corporation, where he was responsible for all distribution, marketing, and development of mutual fund products. He also has served as a member of the boards of various not-for-profit organizations. He has served as a Fund Director for multiple years.

Marc Gary: Mr. Gary has legal and investment management experience as executive vice president and general counsel of a major asset management firm. He also has experience as executive vice president and general counsel at a large corporation, and as national litigation practice chair at a large law firm.  He has served as a member of the boards of various profit and not-for-profit organizations. He currently is a trustee and the executive vice chancellor and COO of a religious seminary where he oversees the seminary’s institutional budget. He has served as a Fund Director for multiple years.

Martha Clark Goss: Ms. Goss has experience as chief operating and financial officer of an insurance holding company.  She has experience as an investment professional, head of an investment unit and treasurer for a major insurance company, experience as the Chief Financial Officer of two consulting firms, and experience as a lending officer and credit analyst at a major bank.  She has experience managing a personal investment vehicle.  She has served as a member of the boards of various profit and not-for-profit organizations and a university. She has served as a Fund Director for multiple years.

Michael M. Knetter:  Dr. Knetter has organizational management experience as a dean of a major university business school and as President and CEO of a university supporting foundation.  He also has responsibility for overseeing management of the university’s endowment.  He has academic experience as a professor of international economics.  He has served as a member of the boards of various public companies and another mutual fund.  He has served as a Fund Director for multiple years.

Deborah C. McLean: Ms. McLean has experience in the financial services industry. She is currently involved with a high net worth private wealth management membership practice and an angel investing group, where she is active in investment screening and deal leadership and execution. For many years she has been engaged in numerous roles with a variety of not-for-profit and private company boards and has taught corporate finance at the graduate and undergraduate levels. She commenced her professional training at a major financial services corporation, where she was employed for multiple years. She has served as a Fund Director for multiple years.

George W. Morriss:  Mr. Morriss has experience in senior management and as chief financial officer of a financial services company.  He has investment management experience as a portfolio manager managing personal and institutional funds.  He has served as a member of a committee of representatives from companies listed on NASDAQ.  He has served on the board of another mutual fund complex.   He has served as a member of the board of funds of hedge funds.  He has an advanced degree in finance. He has served as a Fund Director for multiple years.

Tom D. Seip:  Mr. Seip has experience in senior management and as chief executive officer and director of a financial services company overseeing other mutual funds and brokerage.  He has experience as director of an asset management company.  He has experience in management of a private investment partnership.  He has served as a Fund Director for multiple years and as Independent Chair and/or Lead Independent Director of the Board.
James G. Stavridis: Admiral Stavridis has organizational management experience as a dean of a major university school of law and diplomacy.  He also held many leadership roles with the United States Navy over the span of nearly four decades, including serving as NATO’s Supreme Allied Commander Europe and serving at the Pentagon at different periods of time as a strategic and long range planner on the staffs of the chief of Naval Operations, as the chairman of the Joint Chiefs of Staff, and as Commander, U.S. Southern Command.  He has also served as an advisor to private and public companies on geopolitical and cybersecurity matters. He has served as a Fund Director for multiple years.

Candace L. Straight:  Ms. Straight has experience as a private investor and consultant in the insurance industry.  She has experience in senior management of a global private equity investment firm.  She has served as a member of the boards of a public university and various profit companies.   She has served as a Fund Director for multiple years.
Peter P. Trapp:  Mr. Trapp has experience in senior management of a credit company and several insurance companies.  He has served as a member of the board of other mutual funds.  He is a Fellow in the Society of Actuaries. He has served as a Fund Director for multiple years.

Fund Director who is an “Interested Person”

Joseph V. Amato:  Mr. Amato has investment management experience as an executive with Neuberger Berman and another financial services firm.  Effective July 1, 2018, Mr. Amato began serving as Chief Executive Officer and President of the Fund and the other funds in the Neuberger Berman Fund Complex.  He also serves as Neuberger Berman’s Chief Investment Officer for equity investments.  He has experience in leadership roles within Neuberger Berman and its affiliated entities.  He has served as a member of the board of a major university business school.  He has served as a Fund Director since 2009.

Board of Directors and Committee Meetings
The Board met four times during its fiscal year ended October 31, 2019.  During the Fund’s 2019 fiscal year, each Director attended at least 75% of (i) the total number of meetings of the Board (held during the period for which he or she has been a Director) and (ii) the total number of meetings held by all committees of the Board on which he or she served (held during the period for which he or she has been a Director).
The Board is responsible for managing the business and affairs of the Fund.  Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund’s investment management agreement and other principal contracts.
The Board has appointed an Independent Director to serve in the role of Chairman of the Board.  The Chair’s primary responsibilities are (i) to participate in the preparation of the agenda for meetings of the Board and in the identification of information to be presented to the Board; (ii) to preside at all meetings of the Board; (iii) to act as the Board’s liaison with management between meetings of the Board; and (iv) to act as the primary contact for board communications.  The Chair may perform such other functions as may be requested by the Board from time to time.  Except for any duties specified herein or pursuant to the Fund’s Articles of Incorporation or Bylaws, the designation as Chair does not impose on such Independent Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
As described below, the Board has an established committee structure through which the Board considers and addresses important matters involving the Fund, including those identified as presenting conflicts or potential conflicts of interest for management.  The Independent Directors also regularly meet outside the presence of management and are advised by experienced independent legal counsel knowledgeable in matters of investment company regulation.  The Board periodically evaluates its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Chair and its committee structure, is appropriate in light of, among other factors, the asset size of the fund complex overseen by the Board, the nature and number of funds overseen by the Board, the number of Directors, the range of experience represented on the Board and the Board’s responsibilities.

The Board does not have a standing compensation committee although the Governance and Nominating Committee does consider and make recommendations relating to Independent Director compensation to the Board.
Audit Committee.  The Fund’s Audit Committee’s purposes are: (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Fund and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; (e) to act as a liaison between the Fund’s independent auditors and the full Board; (f) to prepare an audit committee report as required by Item 407(d) of Regulation S-K to be included in proxy statements relating to the election of directors; (g) to monitor the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to management about the issuer, current market conditions, and other material factors (“Pricing Procedures”); (h) to consider and evaluate, and recommend to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors, the Committee itself or others; and (i) from time to time, as required or permitted by the Pricing Procedures, to establish or ratify a method of determining the fair value of portfolio securities for which market prices are not readily available or are deemed unreliable. The independent auditors for the Fund shall report directly to the Audit Committee. The Fund has adopted a written charter for its Audit Committee. A copy of the Audit Committee Charter for the Fund is available in the “Fund Governance” section of the NBIA’s website at www.nb.com. The Audit Committee of the Fund has delegated the authority to grant pre-approval of permissible non-audit services and all audit, review or attest engagements of the Fund’s independent registered public accounting firm to each member of the Committee between meetings of the Committee.

The Fund’s Audit Committee is composed entirely of Independent Directors who are also considered independent under the listing standards applicable to the Fund.  The members of the Fund’s Audit Committee are Michael J. Cosgrove (Chair), Martha C. Goss (Vice Chair), Deborah C. McLean, and Peter P. Trapp. All members are Independent Fund Directors. The Board has determined that Michael J. Cosgrove, Martha C. Goss, and Deborah C. McLean are qualified to serve as Audit Committee financial experts.  The Report of the Audit Committee relating to the audit of the Fund’s financial statements for the fiscal year ended October 31, 2019 is attached hereto as Exhibit A.  During the Fund’s 2019 fiscal year, its Audit Committee met seven times.

Closed-End Funds Committee.  The Fund’s Closed-End Funds Committee is responsible for consideration and evaluation of issues specific to the Fund. The members of the Fund’s Closed-End Funds Committee are Michael J. Cosgrove, George W. Morriss (Chair) and Peter P. Trapp (Vice Chair).  All members are Independent Directors.  During the Fund’s 2019 fiscal year, its Closed-End Funds Committee met nine times.

Contract Review Committee.  The Fund’s Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Directors annually consider whether to renew the Fund’s principal contractual arrangements.  The members of the Fund’s Contract Review Committee are Marc Gary, Deborah C. McLean (Chair), George W. Morriss (Vice Chair), and Candace L. Straight. All members are Independent Directors. During the Fund’s 2019 fiscal year, its Contract Review Committee met five times.

Ethics and Compliance Committee.  The Fund’s Ethics and Compliance Committee generally oversees or evaluates: (a) the Fund’s program for compliance with Rule 38a-1 under the 1940 Act and the Fund’s implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Fund’s Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and directors; (c) the activities of the Fund’s CCO; (d) management’s framework for identifying, prioritizing, and managing compliance risks; (e) the arrangements for securities lending, if any, in a manner consistent with applicable regulatory requirements, with special emphasis on any arrangements in which the Fund deals with the manager or any affiliate of the manager as principal or agent; (f) the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (g) the quarterly and annual management reports on contractual arrangements with third party intermediaries, including payments to, and the nature and quality of the services provided by, such parties. The Committee shall not assume oversight duties to the extent that such duties have been assigned by its Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.)  The Committee’s primary function is oversight.  The investment adviser, principal underwriter, administrator, custodian and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations and their contracts with the Fund.  The CCO is responsible for administering the Fund’s Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. The members of the Fund’s Ethics and Compliance Committee are Marc Gary (Chair), Michael M. Knetter, Tom D. Seip, James G. Stavridis, and Candace L. Straight (Vice Chair). All members are Independent Directors. The Board will receive at least annually a report on the compliance programs of the Fund and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Fund and NBIA.  During the Fund’s 2019 fiscal year, its Ethics and Compliance Committee met four times.

Executive Committee.  The Fund’s Executive Committee is responsible for acting in an emergency when a quorum of its Board is not available; the Committee has all the powers of the Board when the Board is not in session to the extent permitted by Maryland law. The members of the Fund’s Executive Committee are Joseph V. Amato (Vice Chair), Michael J. Cosgrove, Marc Gary, Martha C. Goss, Michael M. Knetter, Deborah C. McLean, George W. Morriss, and Tom D. Seip (Chair). All members except for Mr. Amato are Independent Directors.  During the Fund’s 2019 fiscal year, the Fund’s Executive Committee did not meet.

Governance and Nominating Committee.  The Fund’s Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of its Board and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Directors including as Independent Directors, as members of committees, as Chair of the Board and as Fund officers; and (c) recommending for Board approval any proposed changes to Committee membership and recommending for Board and Committee approval any proposed changes to the Chair and Vice Chair appointments of any Committee following consultation with members of each such Committee; and (d) considering and making recommendations relating to the compensation of Independent Directors. The selection and nomination of candidates to serve as independent directors is committed to the discretion of the current Independent Directors.  The members of the Fund’s governance and nominating Committee are Martha C. Goss (Chair), Michael M. Knetter, Tom D. Seip, and James G. Stavridis (Vice Chair). All members are Independent Directors. As previously described, the Committee met to discuss matters related to the nomination of Class II and Class III Directors.  During the Fund’s 2019 fiscal year, its Governance and Nominating Committee met three times.

Investment Performance Committee.  The Fund’s Investment Performance Committee is responsible for overseeing and guiding the process by which its Board reviews Fund performance and interfacing with management personnel responsible for investment risk management.  Each Fund Director is a member of the Committee. Michael M. Knetter and Peter P. Trapp are the Chair and the Vice Chair, respectively, of the Committee. All members except for Mr. Amato are Independent Directors.  During the Fund’s 2019 fiscal year, the Fund’s Investment Performance Committee met four times.

Risk Management Oversight

As an integral part of its responsibility for oversight of the Fund in the interests of stockholders, the Board oversees risk management of the Fund’s portfolio management, administration and operations.  The Board views risk management as an important responsibility of management.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, liquidity risk, reputational risk, risk of operational failure or lack of business continuity, cybersecurity risk, and legal, compliance and regulatory risk.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, stockholder services, investment performance or reputation of the Fund.  Under the overall supervision of the Board, the Fund, the Fund’s investment manager, and the affiliates of the investment manager, or other service providers to the Fund, employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.

The Board exercises oversight of the investment manager’s risk management processes primarily through the Board’s committee structure.  The various committees, as appropriate, and/or at times the Board, meet periodically with the Chief Risk Officer, head of operational risk, the Chief Information Security Officer, the CCO, the Treasurer, the Chief Investment Officers for equity, alternative and fixed income, the head of Internal Audit, and the Fund’s independent auditor.  The committees, or the Board, as appropriate, review with these individuals, among other things, the design and implementation of risk management strategies in their respective areas and events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information.  Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.

Information Regarding the Fund’s Process for Nominating Director Candidates

Governance and Nominating Committee Charter. A copy of the Governance and Nominating Committee Charter for the Fund is available in the “Fund Governance” section of the NBIA’s website at www.nb.com.
Stockholder Communications.  The Fund’s Governance and Nominating Committee will consider nominees recommended by stockholders; stockholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Funds, 1290 Avenue of the Americas, New York, New York 10104.  To be considered at a specific meeting of stockholders, please identify such request and comply with the timing and information requirements described under “Stockholder Proposals.”
Nominee Qualifications.  The Governance and Nominating Committee of the Fund will consider nominees recommended by stockholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources.  While there is no formal list of qualifications, the Governance and Nominating Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity and substantive knowledge in areas important to the Board’s operations, such as background or education in finance, auditing, securities law, and the workings of the securities markets or investment advice.  For candidates to serve as Independent Directors, independence from the Fund’s investment manager, its affiliates and other principal service providers is critical, as is an independent and questioning mindset.  The Committee also considers whether the prospective candidates’ workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Fund operates.  Different substantive areas may assume greater or lesser significance at particular times, in light of the Board’s present composition and a Committee’s (or the Board’s) perceptions about future issues and needs. In considering nominees, the Committee also considers the diversity of the Board with respect to professional experience, education, skill and viewpoint.
Identifying Nominees.  The Governance and Nominating Committee considers prospective candidates from any reasonable source.  The Committee initially evaluates prospective candidates on the basis of their resumes, considered in light of the criteria discussed above.  Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Committee members would be arranged.  If a Committee, based on the results of these contacts, believed it had identified a viable candidate, it would air the matter with the full group of Independent Directors for input.
Any request by management to meet with the prospective candidate would be given appropriate consideration.  The Governance and Nominating Committee may, but is not required to, retain third party consultants, at its Fund’s expense, to assist with the identification and/or evaluation of potential candidates for Independent Directors.
Director Attendance at Annual Meetings
The Fund does not have a policy on Director attendance at the annual meeting of stockholders. One Board member attended the Fund’s 2019 annual meeting of stockholders.
Ownership of Securities
Set forth below is the dollar range of equity securities owned by each Director as of [  ], 2020:
Dollar Range of Equity Securities Owned in:
Name of Director/Nominee	Neuberger Berman High Yield Strategies Fund Inc.	Aggregate Dollar Range of Equity Securities Owned in all Registered Investment Companies Overseen by Director in Neuberger Berman
Independent Directors
Michael J. Cosgrove	None	Over $100,000

Marc Gary	None	Over $100,000
Martha C. Goss	None	Over $100,000
Michael M. Knetter	None	Over $100,000
Deborah C. McLean	None	Over $100,000
George W. Morriss(2)	$50,001– $100,000	Over $100,000
Tom D. Seip	None	Over $100,000
James G. Stavridis	None	Over $100,000
Candace L. Straight	None	Over $100,000
Peter P. Trapp	None	Over $100,000
Director who is an “Interested Person”
Joseph V. Amato	None	Over $100,000

(1)	Valuation as of [ ], 2020.

(2)	[Mr. Morriss owns [ ] shares of common stock, constituting less than 1% of the Fund’s outstanding shares of common stock.]
Independent Directors’ Ownership of Securities
[As of [  ], 2020, no Independent Director (or his/her immediate family members) owned securities of NBIA or securities in an entity controlling, controlled by or under common control with NBIA (not including registered investment companies).]
Officers of the Fund
The following table sets forth certain information regarding the officers of the Fund. Except as otherwise noted, each individual has held the positions shown in the table below for at least the last five years.  Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board.
Name, Address and (Year of Birth)(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 2006
Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President – Mutual Fund Board Relations, NBIA, 2000 to 2008;  formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, Address and (Year of Birth)(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018
Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
General Counsel and Head of Compliance – Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013 – 2016); Vice President (2009-2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2006
Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, Address and (Year of Birth)(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008
Managing Director, Neuberger Berman, since 2013; Chief Operating Officer – Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015
Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.
Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2006
Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2006
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)	The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)
Pursuant to the Bylaws of the Fund each officer elected by the Directors shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Directors and may be removed at any time with or without cause.

Compensation of Directors
The following table sets forth information concerning the compensation of the Fund’s Directors.  The Fund does not have any pension or retirement plan for its Directors.  For the fiscal year ended October 31, 2019, the Directors received the amounts set forth in the following table from the Fund.  For the calendar year ended December 31, 2019, the Directors received the compensation set forth in the following table for serving as trustee/director of the funds in the Neuberger Berman fund family. Each officer and Director who is a director, officer or employee of NBIA or any entity controlling, controlled by or under common control with NBIA serves as a Director and/or officer without any compensation from the Fund.
TABLE OF COMPENSATION
Name and Position	Aggregate Compensation from Neuberger Berman High Yield Strategies Fund Inc. for the Fiscal Year Ended October 31, 2019	Total Compensation from Registered Investment Companies in the Neuberger Berman Fund Complex Paid to Directors For Calendar Year Ended December 31, 2019

Independent Directors
Michael J. Cosgrove Director	$4,325	$230,000
Marc Gary Director	$4,231	$225,000
Martha C. Goss Director	$4,231	$225,000
Michael M. Knetter Director	$4,231	$225,000
Deborah C. McLean Director	$4,325	$230,000
George W. Morriss Director	$4,231	$225,000
Tom D. Seip Chairman of the Board and Director	$4,889	$260,000
James G. Stavridis Director	$3,949	$210,000
Candace L. Straight Director	$3,949	$210,000
Peter P. Trapp Director	$3,949	$210,000
Directors who are “Interested Persons”
Joseph V. Amato Chief Executive Officer, President and Director	$0	$0

Name and Position	Aggregate Compensation from Neuberger Berman High Yield Strategies Fund Inc. for the Fiscal Year Ended October 31, 2019	Total Compensation from Registered Investment Companies in the Neuberger Berman Fund Complex Paid to Directors For Calendar Year Ended December 31, 2019
Robert Conti[6] Director	$3,949	$210,000

Effective January 1, 2020, for serving as a trustee/director of the funds in the Neuberger Berman fund family, each Independent Director and each Director who is an “interested person” but who is not an employee of NBIA or its affiliates receives an annual retainer of $160,000, paid quarterly, and a fee of $15,000 for each of the regularly scheduled meetings he or she attends in-person or by telephone. Prior to January 1, 2020, for serving as a trustee/director of the Neuberger Berman Funds, each Independent Fund Director and any Fund Director who is an “interested person” but who is not an employee of NBIA or its affiliates receives an annual retainer of $150,000, paid quarterly, and a fee of $15,000 for each of the regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person or telephonic meeting of the Board, the Governance and Nominating Committee will determine whether a fee is warranted. To compensate for the additional time commitment, the Chair of the Audit Committee and the Chair of the Contract Review Committee each receives $20,000 per year and each Chair of the other Committees receives $15,000 per year. No additional compensation is provided for service on a Board committee. The Chair of the Board who is also an Independent Director receives an additional $40,000 per year. Prior to January 1, 2020, the Chair of the Board received an additional $50,000 per year.
The Neuberger Berman funds reimburse Independent Directors for their travel and other out-of-pocket expenses related to attendance at Board meetings. The Independent Director compensation is allocated to each fund in the Neuberger Berman fund family based on a method the Board finds reasonable.
Vote Required

Each Class II Directors -- Michael J. Cosgrove, Deborah C. McLean and Tom D. Seip -- and each Class III Directors -- Martha C. Goss, James G. Stavridis, Candace L. Straight and Joseph V. Amato -- must be elected by vote of the holders of a majority of the Fund’s outstanding shares of common stock and preferred stock, voting together. If no director nominee receives the required vote, each incumbent Class II and Class III Director will carry over and hold office until he or she receives the required vote or until his or her successor is elected and qualified.

6 All compensation paid to Robert Conti for service as a member of the Boards of Directors/Trustees of the Neuberger Berman Fund Complex, including the Fund, were paid for the period following his retirement from employment at Neuberger Berman.  Mr. Conti unexpectedly passed away in July 2020.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE
INCUMBENT CLASS II AND CLASS III BOARD NOMINEES ON THE WHITE
PROXY CARD.

PLEASE DISCARD AND DO NOT SEND BACK THE GOLD PROXY CARD, OR ANY
OTHER PROXY CARD YOU MAY RECEIVE FROM SABA, EVEN TO WITHHOLD
VOTES ON SABA’S NOMINEES, AS THIS MAY CANCEL YOUR PRIOR VOTE FOR
YOUR FUND'S NOMINEES.

PROPOSAL 3: NON-BINDING STOCKHOLDER PROPOSAL REQUESTING THAT THE BOARD AMEND THE FUND’S BYLAWS7

            Saba has informed the Fund that it intends to submit a non-binding stockholder proposal at the Meeting and has requested that the Fund include the stockholder proposal in the Fund’s proxy materials.
If properly presented at the Meeting, the following proposal will be voted on at the Meeting by the stockholders of the Fund.  As required by the rules of the SEC, the text of the resolution and supporting statement of the stockholder, for which the Fund accepts no responsibility, are included below as submitted by the stockholder. The Board’s statement in opposition to this stockholder proposal follows immediately after the proposal and supporting statement.
THE BOARD STRONGLY RECOMMENDS THAT YOU VOTE
“AGAINST” PROPOSAL 3

Proposal by Saba7

[“BE IT RESOLVED, that the shareholders of Neuberger Berman High Yield Strategies Fund Inc. (the “Fund”), request that the members Board of Directors (the “Board”) amend the Bylaws to provide that in a contested election, a majority of the votes cast in the election of directors shall be required to elect a director.”]

Saba’s Supporting Statement7
[At the Fund’s 2019 Annual Meeting, shareholders voted decisively to replace the incumbent directors. Through an entrenchment mechanism, however, the will of shareholders was subverted and their elected nominees were not seated.

At the 2020 Annual Meeting, the Fund will likely hold yet another election in which shareholders will be deprived of their right to elect directors, and the Fund will undergo another “failed election”. The result will be an Investment Company that is overseen by a majority of unelected holdover directors.

Section 80a-16 of the Investment Company Act states: “In the event that at any time less than a majority of the directors of such company holding office at that time were so elected by the holders of the outstanding voting securities, the board of directors or proper officer of such company shall forthwith cause to be held as promptly as possible and in any event within sixty days a meeting of such holders for the purpose of electing directors to fill any existing vacancies in the board of directors unless the Commission shall by order extend such period.”

7 As noted above, the Fund has submitted a letter to the Staff requesting that the Staff will not recommend enforcement action if the Fund excludes Saba’s stockholder proposal from its proxy materials pursuant to Rule 14a-8(i)(3) of the Securities Exchange Act of 1934, as amended, on the basis that the stockholder proposal contains material misstatements of law and/or misinterpretations and misapplications of law and facts.

To maintain compliance with the Investment Company Act, the Fund will be required to continue holding shareholder meetings at a minimum of every sixty days and repeat this cycle of failed elections over and over, needlessly wasting shareholder resources each time as it attempts to continue this entrenchment by not seating the director candidates who received the most votes with a quorum present.

The only way to prevent this cycle of waste of shareholder resources will be for the Fund to amend the Bylaws to honor the will of shareholders and allow the nominees who receive the most votes to be duly elected.

Please vote FOR this Proposal and tell the Board that you want the directors who receive the most votes to be elected, and not to continue wasting your money thwarting the shareholder franchise by manufacturing failed election after failed election.]

FOR THE REASONS DISCUSSED BELOW, THE BOARD STRONGLY RECOMMENDS STOCKHOLDERS TO VOTE “AGAINST” PROPOSAL 3

[The Board has carefully reviewed and considered the non-binding stockholder proposal and the claims in the supporting statement described above and has concluded, including for the reasons discussed below, that the proposal is not in the best interests of the Fund or its stockholders.  Accordingly, the Board unanimously recommends that you vote “AGAINST” Proposal 3 by submitting the WHITE proxy card.  Please do not return or vote any gold proxy card, or any other proxy card, you may receive from Saba.

The Fund’s amended and restated bylaws, in accordance with the Maryland General Corporation Law, state that “[a] director shall be elected by a majority of the outstanding shares of the Fund entitled to vote thereon.”  The Board believes that such a voting standard for the election of directors, including in contested elections, is appropriate to ensure that the interests of all Fund stockholders are fully and fairly represented.  The Board further believes that this voting standard helps protect the Fund and its stockholders from undue influence by a single, large stockholder that is only seeking board representation in an attempt to realize short-term profits to the detriment of the Fund’s other stockholders.

The Board’s oversight of the Fund is vitally important, and the election of directors needs to be fully representative of a broad group of Fund stockholders.  The current voting standard achieves this goal by ensuring that only the action by a clear majority of all Fund stockholders, all of whom are impacted by any such election, will suffice to elect Fund directors.  The Fund’s bylaws mandate this voting standard for all elections, whether or not contested.

The Current Voting Standard in a Contested Election Promotes Stability and Protects Stockholders

The Board believes that the Fund’s current voting standard for director elections, including contested elections, provides the Fund and stockholders with stability and continuity of Fund oversight.  The current voting standard has been in place since the Fund was organized as a newly formed Maryland corporation in 2010, as a result of the reorganization and acquisition of two other closed-end funds.  Similarly, the bylaws of each acquired fund required that directors be elected by a vote of a majority of the outstanding shares entitled to vote thereon.  Further, as was disclosed in the Proxy Statement and Prospectus sent to stockholders at the time of the proposed reorganization, the bylaws of the newly formed NHS contained the same voting standard for director elections.  Stockholders of each acquired fund voted to approve the reorganization into the newly formed NHS, and the voting standard for director elections, including contested elections, has remained the same since that time.

Saba’s proposal, if enacted and implemented, would remove one of the Fund’s primary defenses against self-serving arbitrageurs like Saba from gaining control of the Board to advance their own agenda at the expense of long-term stockholders.  Absent the Fund’s heightened voting standard, a predatory investor such as Saba could gain control of the Board by acquiring sufficient shares to satisfy a lower voting requirement and, over a short period of time, replace independent and experienced members of the Board with individuals who have very limited or no experience overseeing closed-end funds, are paid by the predatory investor to stand as nominees and would only serve to advance the predatory investor’s interests.  This could result in radical changes to the way the Fund is operated, including with respect to its investment strategy, closed-end structure or other characteristics that attracted stockholders to invest in the Fund in the first place.  It could also lead to actions that produce short-term profits for arbitrageurs like Saba to the detriment of long-term Fund stockholders.

Moreover, the Board continues to believe the Fund’s current voting standard is appropriate for contested director elections particularly in light of the relatively lower proxy voting participation rates by retail investors (i.e., households), who often invest in closed-end funds as part of a long-term investment strategy, as compared to institutional investors.  Retail investors hold the majority of total assets held in registered investment companies, including closed-end funds,8 yet are far less likely to vote proxies than institutional investors.9  Low voting turnout is especially acute in contested elections, primarily as a result of certain practices as well as rules and regulations governing the proxy voting and solicitation process in such elections.  As noted by SEC Chairman Jay Clayton, in the 2017 proxy season, retail shareholders voted approximately 29% of their shares, while institutional investors voted approximately 91% of their shares.10  This trend has continued11 and in the last year alone, numerous closed-end funds held contested annual meetings at which there were lower rates of stockholder participation, specifically where the total number of votes cast at each meeting were significantly less than the fund’s total outstanding shares.12

8 See Investment Company Institute. 2020 Investment Company Fact Book: A Review of Trends and Activities in the Investment Company Industry, available at https://www.ici.org/pubs/fact_books.
9 See Statement Announcing SEC Staff Roundtable on the Proxy Process, SEC Chairman Jay Clayton (July 30, 2018), available at www.sec.gov/news/public-statement/statement-announcing-sec-staff-roundtable-proxy-process.
10 Id.
11 See Investment Company Institute. Analysis of Fund Proxy Campaigns: 2012 Through 2019, available at https://www.ici.org/policy/governance/corporate.
12 The following closed-end funds, all attacked by Saba, held contested annual shareholder meetings in 2019, where the total votes cast amounted to less than 55% of each fund’s total outstanding shares: BlackRock Muni New York Intermediate Duration Fund (MNE), BlackRock New York Municipal Bond Trust (BQH) and Western Asset High Income Fund II Inc. (HIX).

This context makes clear who would principally benefit from a lower voting standard for contested director elections - predatory, institutional investors such as Saba - and, who would be harmed - the traditional retail investor base of closed-end funds.  If the bylaws were amended as Saba proposes, Saba’s relative voting power would be increased, along with its ability to elect its paid, self-serving, and inexperienced nominees to the Board, while the influence and voting power of the Fund’s long-term stockholders would be further disenfranchised.  As activist attacks on closed-end funds have increased in both frequency and intensity,13 the SEC and Congress have noted the dangerous impact that closed-end fund arbitrageurs like Saba pose.  Then-SEC Commissioner Robert J. Jackson Jr. recently stated,

“One of the things that is most troubling about [closed-end fund activism] is that closed-end funds ordinarily are held by retail investors – ordinary, buy-and-hold retail investors – who bought the fund with the understanding that it wouldn't be attacked in just this way.”14

The Fund’s Board is committed to ensuring that all stockholders of the Fund are fairly and fully represented in important matters such as the election of directors.  Contrary to Saba’s assertion that the Fund’s voting standard for director elections is an “entrenchment mechanism,” its primary and immediate effect is to protect the expectations of long-term stockholders that the investment product they purchased, managed by the adviser they selected and overseen by independent and experienced Board members, will not be changed out from under them by the short-term profit-seeking motives of an arbitrageur.]

THE DIRECTORS OF THE FUND RECOMMEND THAT YOU VOTE “AGAINST” PROPOSAL 3

13 Investment Company Institute. Recommendations Regarding the Availability of Closed-End Fund Takeover Defenses, available at https://www.ici.org/pubs/white_papers. (“[p]erhaps just as significant as the number of activist actions are the sophistication and aggressive nature of the methods activists employ.”). The ICI also stated that “[t]he vast majority of these arbitrage campaigns are carried out by a small handful of activist hedge fund managers” having a “singular focus on inducing a liquidity event to generate a quick profit on the fund shares they have purchased at a discount to NAV.”
14 SEC Commissioner Robert J. Jackson Jr. in Testimony to the Committee on Financial Services of the United States House of Representatives (September 24, 2019).  Permission to use quotations neither sought nor obtained.

VOTING INFORMATION
Voting Rights
The close of business on [  ], 2020, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting (“Record Date”). On that date, the Fund had [   ] shares of common stock and [   ] shares of preferred stock outstanding.
With respect to the proposals contained in Proposal 1 and 2, the holders of the Fund’s outstanding shares of common and preferred stock will vote together as a single class to elect four Class III Directors and three Class II Directors, respectively.
With respect to the stockholder proposal contained in Proposal 3, the holders of the Fund’s outstanding shares of common and preferred stock will vote together as a single class.
As to any other business that may properly come before the Meeting, holders of the Fund’s shares of common stock and preferred stock may vote together as a single class or separately, depending on the requirements of the 1940 Act, the MGCL and the Fund’s charter with respect to said item of business.  Each full share of the Fund’s common stock or preferred stock is entitled to one vote and each fractional share of the Fund’s common stock or preferred stock is entitled to a proportionate share of one vote.
If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy card will be voted in accordance with the instructions marked on the proxy card.  If no instructions are specified on a proxy card, shares will be voted “FOR” the election of each Class II and Class III nominee for Director, “AGAINST” the stockholder proposal contained in Proposal 3, and “FOR,” “ABSTAIN,” or “AGAINST” any other matters acted upon at the Meeting in the discretion of the persons named as proxies.  Any stockholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card to the Fund at the address indicated on the enclosed envelope provided with this Proxy Statement.  Any letter of revocation or later-dated proxy card must be received by the Fund prior to the Meeting and must indicate your name and account number to be effective.  Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.
The Fund expects that broker-dealer firms holding shares of the Fund’s stock in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the election of Directors.  Certain broker-dealer firms may exercise discretion over shares held in their names for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.
In tallying stockholder votes, proxies that reflect abstentions or “broker non-votes” (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and effectively will be a vote against the election of Directors in Proposals 1 and 2, but would have no effect on the non-binding stockholder proposal to recommend amending the Bylaws in Proposal 3.
For situations in which advisers have proxy voting discretion, they will vote the proposals in accordance with their proxy voting policies.  This may mean that they will follow a third-party proxy voting provider’s recommendations, however, they have the ability to vote contrary to the recommendation in certain circumstances.
The Fund is subject to the Maryland Control Share Acquisition Act (the “MCSAA”). Generally, the MCSAA provides that “control shares” (as defined in the MCSAA) of a Maryland corporation (e.g., the Fund) acquired in a “control share acquisition” (as defined in the MCSAA) of outstanding shares have no voting rights except to the extent approved by the holders of two-thirds of the votes entitled to be cast on the matter (which excludes votes entitled to be cast by the “Acquiring Person” (as defined in the MCSAA) who has made or proposes to make a control share acquisition or by officers or employee-directors of the corporation).  The MCSAA provides that Acquiring Persons can have the corporation call a special stockholder meeting to seek such stockholder approval.

Generally, “control shares” are shares of stock which, but for the MCSAA, if aggregated with all other shares of stock owned by the Acquiring Person or in respect of which the Acquiring Person is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the Acquiring Person to exercise voting power in electing directors (e.g., the Fund’s Directors) within one of the following ranges of voting power: one-tenth or more but less than one-third; one-third or more but less than a majority; or a majority or more of all voting power.  The MCSAA does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction, (b) to shares acquired under the satisfaction of a pledge or other security interest created in good faith and not for the purpose of circumventing the MCSAA, or (c) to acquisitions of shares approved or exempted by a provision contained in the charter or bylaws of the corporation and adopted at any time before the acquisition of the shares.  Stockholders (together with any “associated persons” (as defined in the MCSAA)) that own less than ten percent of the shares entitled to vote in the election of directors are not affected by the restrictions on voting rights under the MCSAA.

Accordingly, any of the Fund’s outstanding shares of stock that are deemed to be “control shares” under the MCSAA will have no voting rights at the Meeting.

Proxy solicitations will be made primarily by mail, but may also be made by telephone, electronic transmissions or personal meetings with officers and employees of NBIA, affiliates of NBIA or other representatives of the Fund.  Proxy solicitations may also be made by AST Fund Solutions, LLC (“AST”).
Quorum; Adjournment

A quorum with respect to the Fund is constituted by one-third of the Fund’s shares outstanding and entitled to vote at the Meeting, present in person or by proxy.  If a quorum is not present at the Fund’s Meeting, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies.  Subject to the rules established by the Chairman of the Meeting, the holders of a majority of the shares entitled to vote at the Meeting and present in person or by proxy may vote to adjourn, or, if no stockholder entitled to vote is present in person or by proxy, any officer present entitled to preside or act as secretary of the Meeting may adjourn the Meeting.  In the former case, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” or “AGAINST” any proposal and those proxies they are required to “WITHHOLD” on some or all nominees in their discretion.  If a quorum is present at the Meeting, the Chairman of the Meeting may adjourn the Meeting if sufficient votes to approve a proposal are not received or for any other purpose.  A stockholder vote may be taken on the nominations in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.  The Board also may postpone the Meeting of stockholders prior to the Meeting with notice to the stockholders entitled to vote at or to receive notice of the Meeting.
Vote Required
With respect to the election of the Class III Directors, as outlined in Proposal 1, Martha C. Goss, James G. Stavridis, Candace L. Straight and Joseph V. Amato must be elected by vote of the holders of a majority of the Fund’s outstanding shares of common stock and preferred stock voting together.
With respect to the election of the Class II Directors, as outlined in Proposal 2, Michael J. Cosgrove, Deborah C. McLean and Tom D. Seip must be elected by vote of the holders of a majority of the Fund’s outstanding shares of common stock and preferred stock voting together.
Approval of the stockholder proposal contained in Proposal 3 requires the affirmative vote of a majority of the votes validly cast at the Meeting.
As noted above, Saba has informed the Fund that it intends to submit an additional stockholder proposal at the Meeting.  If properly presented at the Meeting, stockholders of the Fund may be asked to vote on Saba’s proposal that the Fund terminate the investment management agreement between the Fund and NBIA, the Fund’s investment manager, and all other advisory and management agreements between the Fund and NBIA.  Approval of this proposal requires the affirmative vote of the majority of the outstanding voting securities of the Fund, which is defined by the 1940 Act as the lesser of (1) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.  Any proxies that reflect abstentions or broker non-votes on this proposal will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and effectively will be a vote against termination of the management agreement with NBIA.  While you may receive solicitation materials from Saba regarding this additional proposal, the proposal is not included in the Fund’s Proxy Statement or the enclosed white proxy card.  The Fund is not soliciting your proxy to vote FOR or AGAINST this proposal.  Any shares voted on the Fund’s proxy card will have the effect of a vote against this proposal.  The Board does NOT recommend voting in favor of this proposal on Saba’s gold card, or any other proxy card you receive from Saba.

With respect to other items of business (and the Fund is not currently aware of any other items to be brought before the Meeting), the necessary affirmative vote will depend on the requirements of the 1940 Act, the MGCL and the Fund’s charter with respect to said item of business.
To assure the presence of a quorum at the Meeting, please promptly vote by telephone or through the Internet by following the instructions on the enclosed proxy card.  Alternatively, you may execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience.

INFORMATION ON THE FUND’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP (“Ernst & Young”) audited the Fund’s financial statements for the fiscal year ended October 31, 2019.  Ernst & Young, 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm for the Fund and provides audit services, tax compliance services and assistance and consultation in connection with the review of the Fund’s filings with the SEC.  In the opinion of the Audit Committee, the services provided by Ernst & Young are compatible with maintaining the independence of the Fund’s independent registered public accounting firm.  The Board has selected Ernst & Young as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2020.  Ernst & Young has served as the Fund’s independent registered public accounting firm since the Fund’s inception.  Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in any Fund.
Representatives of Ernst & Young are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Audit Fees
The aggregate fees billed by Ernst & Young for the audit of the annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements of the Fund for the fiscal years ended October 31, 2018 and October 31, 2019 are as shown in the table below.
	Audit Fees Billed
Fund	Fiscal Year Ended 10/31/2018	Fiscal Year Ended 10/31/2019
Neuberger Berman High Yield Strategies Fund Inc.	$54,270	$52,913

Audit-Related Fees
The aggregate audit-related fees billed by Ernst & Young for the Fund for the fiscal years ended October 31, 2018 and October 31, 2019 are as shown in the table below. The nature of the services provided involved agreed-upon procedures relating to the preferred stock.
	Audit-Related Fees Billed
Fund	Fiscal Year Ended 10/31/2018	Fiscal Year Ended 10/31/2019
Neuberger Berman High Yield Strategies Fund Inc.	$0	$0

Tax Fees
The aggregate fees billed by Ernst & Young for the Fund for the years ended October 31, 2018 and October 31, 2019 are as shown in the table below.  The nature of the services provided comprised tax compliance including preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations and preparation of Form 8613.  In addition, assistance with identification of Passive Foreign Investment Companies (PFICS), assistance with determination of various foreign withholding taxes and assistance with Internal Revenue Code and tax regulation requirements for fund investments.
	Tax Fees Billed
Fund	Fiscal Year Ended 10/31/2018	Fiscal Year Ended 10/31/2019
Neuberger Berman High Yield Strategies Fund Inc.	$10,200	$9,950

All Other Fees
The aggregate fees billed by Ernst & Young during the fiscal years ended October 31, 2018 and October 31, 2019 for services provided to the Fund other than those reported in Audit Fees, Audit-Related Fees and Tax Fees, are as shown in the table below.
	All Other Fees
Fund	Fiscal Year Ended 10/31/2018	Fiscal Year Ended 10/31/2019
Neuberger Berman High Yield Strategies Fund Inc.	$0	$0

Non-Audit Fees
The aggregate fees billed by Ernst & Young during the fiscal year ended October 31, 2018 and October 31, 2019 for non-audit services to the Fund other than NBIA and any entity controlling, controlled by or under common control with NBIA that provides ongoing services to the Fund are as shown in the table below.
	Aggregated Non-Audit Fees
Fund	Fiscal Year Ended 10/31/2018	Fiscal Year Ended 10/31/2019
Neuberger Berman High Yield Strategies Fund Inc.	$10,200	$9,950

Audit Committee’s Pre-Approval Policies and Procedures
The Audit Committee’s pre-approval policies and procedures for the Fund to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
The Audit Committee has considered these fees and the nature of the services rendered, and has concluded that they are compatible with maintaining the independence of Ernst & Young.  The Audit Committee did not approve any of the services described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X. Ernst & Young did not provide any audit-related services, tax services or other non-audit services to NBIA and any entity controlling, controlled by or under common control with NBIA that provides ongoing services to the Fund that the Audit Committee was required to approve pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.  The Audit Committee considered whether the provision of non-audit services rendered to NBIA and any entity controlling, controlled by, or under common control with NBIA that provides ongoing services to the Fund that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Fund is compatible with maintaining Ernst & Young’s independence.
GENERAL INFORMATION
Ownership of Shares
[As of [  ], 2020, the Fund is not aware of any person who owns beneficially more than 5% of its outstanding shares of common stock or preferred stock other than those listed below.]

Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Common	[ ]	[ ]	[ ]%(1)
Preferred	[ ]	[ ]	[ ]%(2)
(1)	[ ]
(2)	[ ]

[In addition, the Directors and officers of the Fund, in the aggregate, owned less than 1% of each class of the Fund’s outstanding shares of stock as of [  ], 2020]. Information regarding each Director’s ownership of shares of the Fund is set forth above under “Ownership of Securities.” The principal executive officer and principal financial officer of the Fund own no Fund shares.
Payment of Solicitation Expenses
Solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card(s). Supplementary solicitations may be made by mail, telephone and electronic transmission or in person by regular employees of NBIA, affiliates of NBIA or other representatives of the Fund. NBIA serves as the Fund’s investment manager and administrator. In addition, the Fund has engaged AST, a proxy solicitation firm, to assist in the solicitation of proxies.  The Fund will pay AST a fee estimated to be $[  ], plus costs and expenses. In addition, AST and certain related persons will be indemnified against certain liabilities arising out of or in connection with the engagement.  All expenses in connection with preparing this Proxy Statement and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation material to the beneficial owners of shares of stock, will be borne by the Fund.  Additional out-of-pocket costs, such as legal expenses, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Fund.
Other Matters to Come Before the Meeting
The Fund does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement.  If other business should properly come before the Meeting, including votes to adjourn the Meeting to allow for the additional solicitation or proxy statements, the proxy holders will vote on it in accordance with their best judgment for those shares they are authorized to vote.  However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Directors of the Fund may be voted only in person or by written proxy.

Stockholder Proposals
The Fund’s Bylaws require stockholders wishing to nominate Directors or make proposals to be voted on at the Fund’s annual meeting to provide notice of the nominations or proposals in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Fund.  To be valid, the notice must include all of the information specified in the Fund’s Bylaws.  Stockholder proposals meeting tests contained in the SEC’s proxy rules may, under certain conditions, be included in the Fund’s proxy material for a particular annual stockholder meeting. Proposals submitted for inclusion in the Fund’s proxy material for the 2021 annual meeting must be received by the Secretary on or before [  ], 2021.  The fact that the Fund receives a stockholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion.
Stockholders who wish to make a proposal that would not be included in the Fund’s proxy materials or to nominate a person or persons as a Director at the Fund’s 2021 annual meeting must ensure that the proposal or nomination is delivered to the Secretary no earlier than [  ], 2021 and no later than [  ], 2021. However, if the date of the mailing of the notice for the annual meeting is advanced or delayed by more than thirty days from the anniversary date of the mailing of this year’s notice for the annual meeting or a special meeting of stockholders is held, notice by the stockholders to be timely must be delivered no earlier than the 120th day prior to the date of such meeting, and no later than the later to occur of (i) the 90th day prior to the date of such meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made by the Fund.  The proposal or nomination must be in good order and in compliance with all applicable legal requirements, including the requirements set forth in the Fund’s Bylaws.  The Chairman of the Meeting may refuse to acknowledge a nomination or other proposal by a stockholder that is not made in the manner described above.
Notice to Banks, Broker-Dealers and Voting Directors and their Nominees
Please advise the Fund, c/o Secretary, 1290 Avenue of the Americas, New York, New York 10104, whether other persons are beneficial owners of shares of Fund stock for which proxies are being solicited and, if so, the number of copies of the Proxy Statement to supply to the beneficial owners of these shares.
Delinquent Section 16(a) Reports
Under Section 16(a) of the Securities Exchange Act of 1934, as amended, Section 30(h) of the 1940 Act and SEC regulations, certain of the Fund’s officers, the Fund’s Directors and portfolio managers, persons owning more than 10% of the Fund’s common stock or preferred stock and certain officers and directors of the Fund’s investment manager are required to report their transactions in the Fund’s stock to the SEC and the NYSE American.  Based solely on the review by the Fund of the copies of such reports it received and applicable filings submitted electronically with the SEC, the Fund believes that, during its fiscal year ended October 31, 2019, all filing requirements applicable to such persons were met, except there were two late filings, relating to two separate transactions, by Saba.

Investment Manager and Administrator
NBIA serves as the investment manager and administrator to the Fund.  NBIA provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds.  NBIA is located at 1290 Avenue of the Americas, New York, New York 10104.  As of June 30, 2020, NBIA and its affiliates had approximately $357 billion in assets under management.

By order of the Board,

Claudia A. Brandon
Secretary of the Fund
[  ], 2020

EXHIBIT A
Audit Committee Report
Neuberger Berman High Yield Strategies Fund Inc.
(the “Fund”)
The Audit Committee of the Board of Directors of the Fund operates pursuant to a Charter, which sets forth the role of the Audit Committee in the Fund’s financial reporting process.  Pursuant to the Charter, and in accordance with Rule 32a-4 under the Investment Company Act of 1940, as amended, the role of the Fund’s Audit Committee is to oversee the Fund’s accounting and financial reporting processes and the quality and integrity of the Fund’s financial statements and the independent audit of those financial statements.  The Fund’s Committee is responsible for, among other things, recommending the initial and ongoing engagement of the independent auditors and reviewing with the Fund’s independent auditors the scope and results of the Fund’s annual audit.  Fund management is responsible for the preparation, presentation and integrity of the Fund’s financial statements and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations.  The independent auditors for the Fund are responsible for planning and carrying out proper audits and reviews.
The Audit Committee met on December 11, 2019 to review the Fund’s audited financial statements for the fiscal year ended October 31, 2019.  In performing this oversight function, the Audit Committee has reviewed and discussed the audited financial statements with the Fund’s management and its independent auditors, Ernst & Young LLP (“E&Y”).  The Audit Committee has discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 16, as amended, and has received the written disclosures and the letter from E&Y required by the applicable requirements of the Public Company Accounting Oversight Board regarding independent accountant communications with audit committees concerning the accountants’ independence.  The Audit Committee also has discussed with E&Y its independence.
The members of the Audit Committee are not employed by the Fund as experts in the fields of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes.  Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and E&Y.
Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, the Audit Committee of the Fund recommended to its Board of Directors that the audited financial statements be included in the Fund’s Annual Report to Stockholders for the fiscal year ended October 31, 2019.
The members of the Audit Committee are listed below.  Each has been determined to meet the independence requirements of NYSE American.
Michael J. Cosgrove (Chair)
Martha C. Goss (Vice Chair)

Deborah C. McLean
Peter P. Trapp

December 11, 2019

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

www.nb.com

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND INC. (THE “FUND”) – COMMON STOCK
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON _______________, 2020

The undersigned, revoking prior proxies, hereby appoints Brian Kerrane, Claudia A. Brandon and Corey A. Issing, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote all shares held in the name(s) of the undersigned on the record date at the Annual Meeting of Stockholders of the Fund to be held on ______________, 2020, at ____ [a.m./p.m.] Eastern Time, at the offices of Neuberger Berman Investment Advisers LLC (“NBIA”), 1290 Avenue of the Americas, New York, New York 10104, or at any adjournments or postponements thereof, to vote upon the Proposals described in the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy, please call toll-free 1-866-745-0265.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Annual Meeting of Stockholders to Be Held on __________________, 2020.  The proxy statement for this meeting is available at: vote.proxyonline.com/nb/docs/nhs2020.pdf

NOTICE REGARDING POTENTIAL IMPACT OF COVID-19 ON THE ANNUAL MEETING: As part of our effort to maintain a safe and heathy environment at the Annual Meeting, the Fund and its Board of Directors are actively monitoring the ongoing public health situation, as well as transportation and other logistical issues raised by the spread of the novel coronavirus (“COVID-19”) and its potential impact on the Annual Meeting. IN LIGHT OF THE POTENTIAL DISRUPTIONS, YOU ARE URGED TO DATE, SIGN AND RETURN THE WHITE PROXY BALLOT IN THE ENVELOPE PROVIDED TO YOU, OR TO VOTE BY INTERNET OR TELEPHONE AS DESCRIBED ON THIS PROXY BALLOT, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, SO THAT YOUR SHARES CAN BE VOTED REGARDLESS OF WHETHER OR NOT YOU ATTEND THE MEETING IN PERSON. As a result of the COVID-19 pandemic, governmental restrictions may limit our ability, or we may determine it is imprudent, to permit stockholders to attend the meeting in person.

NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND INC. – COMMON STOCK

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement.  Your signature(s) on this proxy card should be exactly as your name(s) appear on the reverse side of this proxy card.  If the shares are held jointly, either owner may sign this proxy card.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund’s Board of Directors.  If you specify a vote for the Proposals, your proxy will be voted as you indicate.  If you simply sign and date the proxy card, but don’t specify a vote for the Proposals, your shares will be voted “FOR” Proposals 1 and 2, and “AGAINST” Proposal 3.  The proxy will be voted in accordance with the proxy holders’ discretion as to any other business that may properly come before the Annual Meeting of Stockholders or any adjournments or postponements thereof.

THE FUND’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1 AND 2, AND “AGAINST” PROPOSAL 3.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

		FOR	WITHHOLD
1.	To elect four Class III Directors:
	1a. Martha C. Goss	○	○
	1b. James G. Stavridis	○	○
	1c. Candace L. Straight	○	○
	1d. Joseph V. Amato	○	○
2.	To elect three Class II Directors:
	2a. Michael J. Cosgrove	○	○
	2b. Deborah C. McLean	○	○
	2c. Tom D. Seip	○	○
		FOR	AGAINST	ABSTAIN
3.
STOCKHOLDER PROPOSAL: If properly presented, to vote on a non-binding stockholder proposal requesting that the Board of Directors of the Fund amend the Fund’s bylaws to provide that in a contested director election, a majority of the votes cast in the election of directors shall be required to elect a director.
		○	○	○

THANK YOU FOR VOTING

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND INC. (THE “FUND”) – PREFERRED STOCK
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON _______________, 2020

The undersigned, revoking prior proxies, hereby appoints Brian Kerrane, Claudia A. Brandon and Corey A. Issing, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote all shares held in the name(s) of the undersigned on the record date at the Annual Meeting of Stockholders of the Fund to be held on ______________, 2020, at ____ [a.m./p.m.] Eastern Time, at the offices of Neuberger Berman Investment Advisers LLC (“NBIA”), 1290 Avenue of the Americas, New York, New York 10104, or at any adjournments or postponements thereof, to vote upon the Proposals described in the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy, please call toll-free 1-866-745-0265.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Annual Meeting of Stockholders to Be Held on __________________, 2020.  The proxy statement for this meeting is available at: vote.proxyonline.com/nb/docs/nhs2020.pdf

NOTICE REGARDING POTENTIAL IMPACT OF COVID-19 ON THE ANNUAL MEETING: As part of our effort to maintain a safe and heathy environment at the Annual Meeting, the Fund and its Board of Directors are actively monitoring the ongoing public health situation, as well as transportation and other logistical issues raised by the spread of the novel coronavirus (“COVID-19”) and its potential impact on the Annual Meeting. IN LIGHT OF THE POTENTIAL DISRUPTIONS, YOU ARE URGED TO DATE, SIGN AND RETURN THE WHITE PROXY BALLOT IN THE ENVELOPE PROVIDED TO YOU, OR TO VOTE BY INTERNET OR TELEPHONE AS DESCRIBED ON THIS PROXY BALLOT, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, SO THAT YOUR SHARES CAN BE VOTED REGARDLESS OF WHETHER OR NOT YOU ATTEND THE MEETING IN PERSON. As a result of the COVID-19 pandemic, governmental restrictions may limit our ability, or we may determine it is imprudent, to permit stockholders to attend the meeting in person.

NEUBERGER BERMAN HIGH YIELD STRATEGIES FUND INC. – PREFERRED STOCK

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement.  Your signature(s) on this proxy card should be exactly as your name(s) appear on the reverse side of this proxy card.  If the shares are held jointly, either owner may sign this proxy card.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund’s Board of Directors.  If you specify a vote for the Proposals, your proxy will be voted as you indicate.  If you simply sign and date the proxy card, but don’t specify a vote for the Proposals, your shares will be voted “FOR” Proposals 1 and 2, and “AGAINST” Proposal 3.  The proxy will be voted in accordance with the proxy holders’ discretion as to any other business that may properly come before the Annual Meeting of Stockholders or any adjournments or postponements thereof.

THE FUND’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1 AND 2, AND “AGAINST” PROPOSAL 3.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

		FOR	WITHHOLD
1.	To elect four Class III Directors:
	1a. Martha C. Goss	○	○
	1b. James G. Stavridis	○	○
	1c. Candace L. Straight	○	○
	1d. Joseph V. Amato	○	○
2.	To elect three Class II Directors:
	2a. Michael J. Cosgrove	○	○
	2b. Deborah C. McLean	○	○
	2c. Tom D. Seip	○	○
		FOR	AGAINST	ABSTAIN
3.
STOCKHOLDER PROPOSAL: If properly presented, to vote on a non-binding stockholder proposal requesting that the Board of Directors of the Fund amend the Fund’s bylaws to provide that in a contested director election, a majority of the votes cast in the election of directors shall be required to elect a director.
		○	○	○

THANK YOU FOR VOTING